SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 13, 2002

                              SYNERGX SYSTEMS INC.
                            (f/k/a FIRETECTOR INC.)
             (Exact Name of Registrant as Specified in its Charter)




         Delaware                                0-17580                                11-2941299
         ------------                            -------                                ----------
(State or other jurisdiction of         (Commission File Number)               (IRS Employer Identification
Incorporation)                                                                 Number)


      209 Lafayette Drive, Syosset, New York                       11791
     ------------------------------------------------------------------------
               (Address of principal executive offices)        (zip code)

                                 (516) 433-4700
   ---------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits.

99.1 Statement, dated August 13, 2002, of the chief financial officer and the chief executive officer of the Company regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934.

ITEM 9.           REGULATION FD DISCLOSURE.

On August 14, 2002, the chief financial officer and the chief executive officer of the Company submitted to the Securities and Exchange Commission a written statement regarding facts and circumstances relating to the Company's quarterly report on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Sectio 906 of the Sarbanes-Oxley Act of 2002. The Company is furnishing under Item 9 of this Current Report on Form 8-K copies of such statements as Exhibit 99.1 hereto.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                      SYNERGX SYSTEMS INC.

                                      By:         /s/ JOHN A. POSERINA
                                                  -----------------------------
                                      Name:       John A. Poserina
                                      Title:      Chief Financial Officer
                                                  (Principal Accounting and
                                                  Financial Officer), Secretary
                                                  and Director
Date:  August 14, 2002

EXHIBIT INDEX

Exhibit No.                Description

99.1 Statement, dated August 13, 2002, of the chief financial officer and the chief executive officer of the Company regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934.